Goldman Sachs Funds

GROWTH OPPORTUNITIES FUND                 Semiannual Report February 29, 2000


                                          Long-term capital growth

                                          potential from a diversified

                                          portfolio of equity securities.

[GRAPHIC]

                                          [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND



     Market Overview


     Dear Shareholder,

     During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.


               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . A Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As the year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts -- fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook: Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford
----------------
 . NOT FDIC          David B. Ford
  INSURED           Co-Head, Goldman Sachs Asset Management

 . May Lose Value    /s/ David W. Blood

 . No Bank           David W. Blood
  Guarantee         Co-Head, Goldman Sachs Asset Management
----------------
                    March 13, 2000

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

                                  Fund Basics
                            as of February 29, 2000


                            Assets Under Management

                                 $71.5 Million

                              Number of Holdings

                                      96

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GGOAX

                                Class B Shares

                                     GGOBX

                                Class C Shares

                                     GGOCX

                             Institutional Shares

                                     GGOIX

                                Service Shares

                                     GGOSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
                                         Fund Total Return        S&P MidCap
August 31,1999-February 29, 2000      (without sales charge)1     400 Index2
--------------------------------------------------------------------------------
Class A                                       66.73%                18.09%
Class B                                       66.10                 18.09
Class C                                       66.24                 18.09
Institutional                                 67.15                 18.09
Service                                       66.67                 18.09
--------------------------------------------------------------------------------
1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P MidCap 400 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
--------------------------------------------------------------------------------
For the period ended
 12/31/99                 Class A   Class B   Class C   Institutional   Service
--------------------------------------------------------------------------------
Last 6 months              37.48%    40.95%    43.90%      45.73%        45.31%
Since Inception            45.80%    49.57%    52.44%      54.48%        54.03%
(5/24/99)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
                                   % of Total
Holding                            Net Assets        Line of Business
--------------------------------------------------------------------------------
VERITAS Software Corp.                4.0%           Computer Software
Hooper Holmes, Inc.                   2.0            Medical Providers
Siebel Systems, Inc.                  1.7            Computer Software
Convergys Corp.                       1.7            Information Services
Valassis Communications, Inc.         1.6            Information Services
The Limited, Inc.                     1.6            Clothing
Crown Castle International Corp.      1.6            Wireless
Hartford Life, Inc.                   1.6            Life Insurance
Symbol Technologies, Inc.             1.6            Computer Hardware
Keebler Foods Co.                     1.5            Food & Beverage
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Growth Opportunities Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 66.73%, 66.10%, 66.24%, 67.15% and 66.67%, respectively. The Fund handily outperformed its benchmark, the S&P MidCap 400 Index, which generated a cumulative total return of 18.09%.


               Portfolio Composition

               The Fund invests primarily in medium-sized growth companies with market capitalizations between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry,
               (2) companies that are undergoing fundamental improvements in their business or long-term growth rates, (3) under-followed/under-recognized growth companies whose long-term prospects are under-appreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations, in order to capture the full benefits of their growth. During the reporting period this strategy produced extremely strong relative and absolute returns.


               Portfolio Highlights

          . Intertrust Technologies Corp. -- Our participation in the IPO of Intertrust was extremely rewarding for the Fund. Intertrust creates operating systems for the digital economy by providing software and services for managing rights to music, business information, movies and other digital-based content on the Internet. We will continue to search for selective IPOs that we believe satisfy our criteria for strategically advantaged mid-cap companies.

          . Westwood One, Inc. -- Westwood One is a leading producer and distributor of national radio programs, and is the nation's largest radio network. The firm's unique strategy of providing radio affiliates with programming content has enabled it to develop a dominant market franchise, maintaining a 50% market share in radio networks.

          . Symbol Technologies, Inc. -- Symbol is the leader for creating the global market for laser bar code scanning. It is also involved in applications for mobile computing and wireless local area network technologies. The firm continues to develop strategic alliances with top technology companies, including Intel, Qualcomm, and 3Com.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above -- will withstand even an uncertain market environment.




Goldman Sachs Equity Investment Team

New York
February 29, 2000

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                       1
                          Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%), Class B Shares (applicable contingent de-ferred sales charges of 5.0% declining to 0% after six years), Class C Shares (applicable contingent deferred sales charge of 1.0% if redeemed within twelve months), Institutional and Service Shares (at NAV) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund's benchmark, the Standard and Poor's Midcap 400 Index with dividend reinvestment ("S&P Midcap 400") is shown. This performance data represents past performance and should not be considered indicative of future perfor-mance which will fluctuate with changes in market conditions. These perfor-mance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Growth Opportunities Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions reinvested May 24, 1999 to Feb-ruary 29, 2000.

                                       [GRAPH]

            S&P 400
           with Income
          Monthly Return   Class A     Class B    Class C      Institutional  Service
5/24/99       10,000        9,450      10,000      10,000          10,000      10,000
   5/99       10,109        9,461      10,010      10,010          10,010      10,010
   6/99       10,441       10,019      10,590      10,590          10,600      10,600
   7/99       10,554        9,991      10,630      10,550          10,570      10,570
   8/99       10,303        9,575      10,180      10,100          10,130      10,120
   9/99        9,748       10,066      10,690      10,610          10,660      10,640
  10/99        9,692       11,323      12,030      11,930          12,000      11,970
  11/99       10,143       13,006      13,800      13,700          13,780      13,750
  12/99       11,246       14,580      15,465      15,346          15,448      15,403
   1/00       12,117       13,984      14,825      14,726          14,827      14,783
   2/00       13,970       15,963      16,401      16,689          16,932      16,867

  Aggregate Total Return through
  February 29, 2000                       Since Inception(a) Six Months(a)
  Class A (commenced May 24, 1999)
  Excluding sales charges                       68.89%          66.73%
  Including sales charges                       59.63%          57.55%
 -------------------------------------------------------------------------
  Class B (commenced May 24, 1999)
  Excluding contingent deferred sales
  charges                                       69.09%          66.10%
  Including contingent deferred sales
  charges                                       64.01%          61.02%
 -------------------------------------------------------------------------
  Class C (commenced May 24, 1999)
  Excluding contingent deferred sales
  charges                                       67.90%          66.24%
  Including contingent deferred sales
  charges                                       66.89%          65.22%
 -------------------------------------------------------------------------
  Institutional Class (commenced May 24,
  1999)                                         69.32%          67.15%
 -------------------------------------------------------------------------
  Service Class (commenced May 24, 1999)        68.67%          66.67%
 -------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares Description                                Value
 Common Stocks - 88.6%
  Banks - 2.2%
  16,715 Charter One Financial, Inc.           $   263,261
  28,700 National Commerce Bancorp                 487,900
  10,000 Silicon Valley Bancshares*                792,500
                                               -----------
                                                 1,543,661
 ---------------------------------------------------------
  Clothing - 3.2%
  10,900 Payless ShoeSource, Inc.*                 430,550
  34,400 The Limited, Inc.                       1,169,600
  30,000 Too, Inc.*                                720,000
                                               -----------
                                                 2,320,150
 ---------------------------------------------------------
  Computer Hardware - 1.6%
  11,700 Symbol Technologies, Inc.               1,112,962
 ---------------------------------------------------------
  Computer Software - 10.8%
   5,000 Caminus Corp.*                            118,125
   3,400 CheckFree Holdings Corp.*                 298,988
   2,800 E.piphany, Inc.*                          615,650
  13,700 Intuit, Inc.*                             719,250
   8,500 SI Corp.*                                 855,313
   9,000 Siebel Systems, Inc.*                   1,248,187
  14,400 VERITAS Software Corp.*                 2,849,400
   2,500 webMethods, Inc.*                         770,156
   6,600 Witness Systems, Inc.*                    242,550
                                               -----------
                                                 7,717,619
 ---------------------------------------------------------
  Construction - 1.8%
  20,800 Martin Marietta Materials                 738,400
  31,500 Masco Corp.                               563,062
                                               -----------
                                                 1,301,462
 ---------------------------------------------------------
  Consumer Durables - 2.4%
  45,800 Ethan Allen Interiors, Inc.             1,067,712
  15,400 Grainger W.W., Inc.                       659,313
                                               -----------
                                                 1,727,025
 ---------------------------------------------------------
  Drugs - 4.4%
  15,300 BioChem Pharm, Inc.*                      404,494
  25,800 Cambrex Corp.                           1,035,225
   2,700 MedImmune, Inc.*                          535,950
   2,000 Millennium Pharmaceutical*                520,250
  29,000 Mylan Labs, Inc.                          667,000
                                               -----------
                                                 3,162,919
 ---------------------------------------------------------
  Electrical Equipment - 4.8%
  15,200 American Tower Corp.*                     748,600
  15,600 Millipore Corp.                           833,625
  10,500 Molex, Inc.                               586,688
   5,300 Sanmina Corp.*                            620,431
   5,300 Sawtek, Inc.*                             254,400
   7,500 St Assembly Test Services Ltd. ADR*       360,000
                                               -----------
                                                 3,403,744
 ---------------------------------------------------------
  Electrical Utilities - 1.8%
  22,288 Dynegy, Inc.                            1,044,750
   3,100 The AES Corp.*                            259,819
                                               -----------
                                                 1,304,569
 ---------------------------------------------------------

  Shares Description                                 Value
 Common Stocks - (continued)
  Energy Resources - 0.8%
  28,100 Louis Dreyfus Natural Gas Corp.*        $  579,563
 ----------------------------------------------------------
  Financial Services - 3.1%
  31,300 Allied Capital Corp.                       543,838
  40,600 Cendant Corp.*                             723,187
  25,700 Comdisco, Inc.                             987,844
                                                 ----------
                                                  2,254,869
 ----------------------------------------------------------
  Food & Beverage - 1.5%
  43,400 Keebler Foods Co.*                       1,101,275
 ----------------------------------------------------------
  Hotels - 1.5%
  54,400 Harrah's Entertainment, Inc.*            1,040,400
 ----------------------------------------------------------
  Industrial Parts - 1.2%
  23,900 American Standard Cos., Inc.*              833,513
 ----------------------------------------------------------
  Industrial Services - 2.7%
  14,500 Cintas Corp.                               579,094
  53,300 ITT Educational Services, Inc.*            639,600
  27,464 Pittston Brinks Group                      490,919
   4,700 Robert Half International, Inc.*           198,575
                                                 ----------
                                                  1,908,188
 ----------------------------------------------------------
  Information Services - 13.4%
  29,200 Ceridian Corp.*                            578,525
  10,000 Choice One Communications, Inc.*           600,000
  32,300 Convergys Corp.*                         1,243,550
  15,000 Equifax, Inc.                              317,813
  30,800 Fiserv, Inc.*                              839,300
  17,500 FLAG Telecom Holdings Ltd.*                500,937
  25,800 Gartner Group, Inc.                        369,262
  22,800 GetThere.com, Inc.*                        571,425
  12,900 Hotel Reservations Network, Inc.*          335,400
   4,400 Intertrust Technologies Corp.*             373,725
   3,000 Interwoven, Inc.*                          448,500
   9,900 Preview Travel, Inc.*                      456,019
  24,800 SunGard Data Systems, Inc.*                744,000
  30,000 The Knot, Inc.*                            187,500
  42,500 Valassis Communications, Inc.*           1,176,719
   1,000 VeriSign, Inc.*                            253,000
  15,000 Vicinity Corp.*                            607,500
                                                 ----------
                                                  9,603,175
 ----------------------------------------------------------
  Leisure - 1.3%
  15,400 Harman International Industries, Inc.      953,838
 ----------------------------------------------------------
  Life Insurance - 1.6%
  31,700 Hartford Life, Inc.                      1,121,387
 ----------------------------------------------------------
  Media - 4.4%
   6,500 AMFM, Inc.*                                398,937
  27,600 Broadwing, Inc.                            819,375
   5,000 Cablevision Systems Corp.*                 320,938
  37,200 Insight Communications, Inc.*              776,550
  12,800 Westwood One, Inc.*                        855,200
                                                 ----------
                                                  3,171,000
 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

  Shares Description                                Value
 Common Stock - (continued)
  Medical Products - 4.5%
  51,100 Aouson Corp.*                         $   683,462
  13,700 Bausch & Lomb, Inc.                       722,675
   8,400 Stryker Corp.                             491,400
  25,900 Summit Technology, Inc.*                  194,250
  39,100 Sybron International Corp.*             1,094,800
                                               -----------
                                                 3,186,587
 ---------------------------------------------------------
  Medical Providers - 2.6%
  35,300 Health Management Associates, Inc.*       379,475
  47,500 Hooper Holmes, Inc.                     1,460,625
                                               -----------
                                                 1,840,100
 ---------------------------------------------------------
  Oil Refining - 1.2%
  22,400 Devon Energy Corp.                        834,400
 ---------------------------------------------------------
  Oil Services - 1.0%
  15,200 Weatherford International                 684,000
 ---------------------------------------------------------
  Property Insurance - 0.7%
  11,900 Ambac Financial Group, Inc.               522,856
 ---------------------------------------------------------
  Security/Asset Management - 1.2%
  11,600 Legg Mason, Inc.                          455,300
  22,800 TD Waterhouse Group, Inc.*                417,525
                                               -----------
                                                   872,825
 ---------------------------------------------------------
  Semiconductors - 7.4%
   8,000 Altera Corp.*                             638,000
     600 Avanex Corp.*                             125,025
  14,000 Avnet, Inc.                               936,250
   3,000 E-Tek Dynamics, Inc.*                     819,750
   2,500 Intersil Holding Corp.*                   148,438
   6,700 Linear Technology Corp.                   703,081
  13,700 Marshall & Ilsley Corp.                   629,344
  12,200 Maxim Integrated Products, Inc.*          815,112
   5,000 Quantum Effect Devices, Inc.*             481,875
                                               -----------
                                                 5,296,875
 ---------------------------------------------------------
  Telephone - 2.0%
  61,000 Citizens Utilities Co. Class B            930,250
  10,000 Dobson Communications Corp.*              190,000
   3,125 NTL, Inc.*                                285,937
                                               -----------
                                                 1,406,187
 ---------------------------------------------------------
  Tobacco - 0.7%
  27,100 UST, Inc.                                 523,369
 ---------------------------------------------------------
  Wireless - 2.8%
  35,300 Crown Castle International Corp.*       1,138,425
   3,000 Telephone & Data Systems, Inc.            316,500
   9,000 Triton PCS Holdings, Inc.*                540,000
                                               -----------
                                                 1,994,925
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $55,741,157)                           $63,322,443
 ---------------------------------------------------------

  Principal                              Interest Maturity
  Amount                                 Rate     Date            Value
 Repurchase Agreement - 9.5%
  Joint Repurchase Agreement Account II
  $6,800,000                              5.86%   03/01/2000 $ 6,800,000
 -----------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $6,800,000)                                          $ 6,800,000
 -----------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $62,541,157)                                         $70,123,443
 -----------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $62,541,157)                                                    $70,123,443
  Cash, at value                                                    1,678,623
  Receivables:
  Investment securities sold                                          465,230
  Dividends and interest                                               22,272
  Fund shares sold                                                  6,185,861
  Reimbursement from adviser                                           40,274
  Other assets                                                            157
 -----------------------------------------------------------------------------
  Total assets                                                     78,515,860
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   3,903,672
  Fund shares repurchased                                           2,757,540
  Amounts owed to affiliates                                           71,522
  Accrued expenses and other liabilities                              292,472
 -----------------------------------------------------------------------------
  Total liabilities                                                 7,025,206
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  57,384,966
  Accumulated distributions in excess of net investment loss          (74,294)
  Accumulated net realized gain on investment transactions          6,597,696
  Net unrealized gain on investments                                7,582,286
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $71,490,654
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                             $16.61
   Class B                                                             $16.63
   Class C                                                             $16.51
   Institutional                                                       $16.65
   Service                                                             $16.59
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          2,427,680
   Class B                                                            902,570
   Class C                                                            602,701
   Institutional                                                      356,735
   Service                                                             14,241
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                4,303,927
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $17.58. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends                                                    $    77,774
  Interest                                                          70,346
 --------------------------------------------------------------------------
  Total income                                                     148,120
 --------------------------------------------------------------------------
  Expenses:
  Management fees                                                  150,112
  Registration fees                                                 75,064
  Distribution and Service fees(a)                                  48,863
  Custodian fees                                                    40,790
  Professional fees                                                 26,670
  Transfer Agent fees(b)                                            22,726
  Trustee fees                                                       2,471
  Service share fees                                                    67
  Other                                                             45,102
 --------------------------------------------------------------------------
  Total expenses                                                   411,865
 --------------------------------------------------------------------------
  Less -- expenses reimbursed                                     (189,497)
 --------------------------------------------------------------------------
  Net expenses                                                     222,368
 --------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (74,248)
 --------------------------------------------------------------------------
  Realized and unrealized gain on investment transactions:
  Net realized gain from investment transactions                 6,647,965
  Net change in unrealized loss on investments                   8,358,980
 --------------------------------------------------------------------------
  Net realized and unrealized gain on investment transactions   15,006,945
 --------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $14,932,697
 --------------------------------------------------------------------------

 (a) Class A, Class B and Class C had Distribution and Service fees of
     $20,873, $18,599 and $9,391, respectively.
 (b) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $15,863, $3,534, $1,784, $1,540 and $5, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Six Months Ended February 29, 2000 (Unaudited)

  From operations:
  Net investment loss                                           $   (74,248)
  Net realized gain on investment transactions                    6,647,965
  Net change in unrealized loss on investments                    8,358,980
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from operations           14,932,697
 ---------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
    Class A Shares                                                   (1,699)
    Class B Shares                                                     (381)
    Class C Shares                                                     (280)
    Institutional Shares                                             (2,162)
    Service Shares                                                       --
  From net realized gain on investment transactions
    Class A Shares                                                 (264,562)
    Class B Shares                                                  (52,339)
    Class C Shares                                                  (26,174)
    Institutional Shares                                           (129,481)
    Service Shares                                                      (35)
 ---------------------------------------------------------------------------
  Total distributions to shareholders                              (477,113)
 ---------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  51,245,597
  Reinvestment of dividends and distributions                       466,040
  Cost of shares repurchased                                     (8,881,142)
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions   42,830,495
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 57,286,079
 ---------------------------------------------------------------------------
  Net assets:
  Beginning of period                                            14,204,575
 ---------------------------------------------------------------------------
  End of period                                                 $71,490,654
 ---------------------------------------------------------------------------
  Accumulated distributions in excess of net investment loss    $   (74,294)
 ---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999(a)

  From operations:
  Net investment income                                         $     2,304
  Net realized gain from investment transactions                    422,322
  Net change in unrealized loss on investments                     (766,694)
 ---------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (352,068)
 ---------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  14,846,644
  Reinvestment of dividends and distributions                            --
  Cost of shares repurchased                                       (290,001)
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions   14,556,643
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 14,204,575
 ---------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                    --
 ---------------------------------------------------------------------------
  End of period                                                 $14,204,575
 ---------------------------------------------------------------------------
  Accumulated undistributed net investment income               $     4,476
 ---------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 E. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 either from or in excess of net investment income or net realized gain on in-vestment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
   At February 29, 2000 the aggregate cost of portfolio securities for federal income tax purposes is $62,591,473. Accordingly, the gross unrealized gain on investments was $11,462,451 and the gross unrealized loss on investments was $3,930,481 resulting in a net unrealized gain of $7,531,970.

 F. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general super-vision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assump-tion of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $108,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $45,000, $20,000, and $7,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended February 29, 2000, were $55,152,095 and $19,957,936 respectively.
   Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" require-ment of the associated futures exchange. Subsequent payments for futures con-tracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the State-ment of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, there were no open futures contracts.
   Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

   The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under this facility.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 6. REPURCHASE AGREEMENTS

   During the term of a repurchase agreement, the value of the underlying se-curities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repur-chase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

   The Fund, together with other registered investment companies having man-agement agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $6,800,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest  Maturity   Amortized
        Repurchase Agreements              Amount       Rate      Date        Cost
 --------------------------------------------------------------------------------------
 Banc of America Securities LLC        $1,650,000,000     5.86% 03/01/00 $1,650,000,000
 --------------------------------------------------------------------------------------
 Bear Stearns & Companies Inc.            200,000,000     5.86  03/01/00    200,000,000
 --------------------------------------------------------------------------------------
 Chase Securities, Inc.                   300,000,000     5.86  03/01/00    300,000,000
 --------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, Inc.       500,000,000     5.85  03/01/00    500,000,000
 --------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.      812,000,000     5.86  03/01/00    812,000,000
 --------------------------------------------------------------------------------------
 Warburg Dillon Read                      800,000,000     5.86  03/01/00    800,000,000
 --------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                             $4,262,000,000
 --------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 8. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999, Arthur An-dersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not re-solved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                  For the Six-Month
                                       Period            For the Seven-Month
                                 Ended February 29,            Period
                                        2000              Ended August 31,
                                     (Unaudited)               1999(a)
                                 ---------------------------------------------
                                 Shares      Dollars     Shares      Dollars
                                ----------------------------------------------
 Class A Shares
 Shares sold                    1,633,990  $24,265,704    837,654  $ 8,891,707
 Reinvestment of dividends and
distributions                      18,572      259,636         --           --
 Shares repurchased               (34,762)    (526,380)   (27,774)    (289,978)
                                        ---------------------------------------
                                1,617,800   23,998,960    809,880    8,601,729
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      858,546   12,679,805     51,071      529,423
 Reinvestment of dividends and
distributions                       3,548       49,742         --           --
 Shares repurchased               (10,595)    (161,432)        --           (2)
                                        ---------------------------------------
                                  851,499   12,568,115     51,071      529,421
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      605,487    9,157,516     25,390      263,994
 Reinvestment of dividends and
distributions                       1,796       24,984         --           --
 Shares repurchased               (29,972)    (422,807)        --           (1)
                                        ---------------------------------------
                                  577,311    8,759,693     25,390      263,993
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                      341,391    4,920,856    515,358    5,160,020
 Reinvestment of dividends and
distributions                       9,403      131,643         --           --
 Shares repurchased              (509,415)  (7,770,523)        (2)         (20)
                                        ---------------------------------------
                                 (158,621)  (2,718,024)   515,356    5,160,000
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                       14,088      221,716        150        1,500
 Reinvestment of dividends and
distributions                           3           35         --           --
 Shares repurchased                    --           --         --           --
                                        ---------------------------------------
                                   14,091      221,751        150        1,500
 ------------------------------------------------------------------------------
 NET INCREASE                   2,902,080  $42,830,495  1,401,847  $14,556,643
 ------------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                          Income from
                                   investment operations(a)       Distributions to shareholders
                                   --------------------------- ------------------------------------
                         Net asset    Net                                 In excess
                          value,   investment    Net realized   From net    of net                  Net increase
                         beginning   income     and unrealized investment investment    From net    in net asset
                         of period   (loss)          gain        income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares   $10.13     $(0.03)       $6.74(e)       $--        $--         $(0.23)       $6.48
  2000 - Class B Shares    10.18      (0.08)        6.76(e)        --         --          (0.23)        6.45
  2000 - Class C Shares    10.10      (0.08)        6.72(e)        --         --          (0.23)        6.41
  2000 - Institutional
  Shares                   10.13         --         6.75(e)        --         --          (0.23)        6.52
  2000 - Service Shares    10.12      (0.04)        6.74(e)        --         --          (0.23)        6.47
 FOR THE PERIOD ENDED AUGUST 31,
  1999 - Class A Shares
  (commenced May 24)      $10.00     $(0.01)(e)    $   0.14(e)    $--        $--            $--        $0.13
  1999 - Class B Shares
  (commenced May 24)       10.00      (0.03)(e)        0.21(e)     --         --             --         0.18
  1999 - Class C Shares
  (commenced May 24)       10.00      (0.03)(e)        0.13(e)     --         --             --         0.10
  1999 - Institutional
  Shares (commenced May
  24)                      10.00       0.01            0.12        --         --             --         0.13
  1999 - Service Shares
  (commenced May 24)       10.00         --            0.12        --         --             --         0.12
 ---------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

                                                                                  Ratios assuming no expense limitations
                                                                                -------------------------------------------
                         Net assets                             Ratio of                                    Ratio of
Net asset                at end of        Ratio of           net investment                              net investment
value, end     Total       period      net expenses to      income (loss) to    Ratio of expenses to         loss to
of period   return(b)(d) (in 000s)  average net assets(c) average net assets(c) average net assets(c) average net assets(c)
  $16.61       66.73%     $40,338           1.44%                 (0.45)%                2.70%                (1.71)%
   16.63       66.10       15,017           2.19                  (1.21)                 3.45                 (2.47)
   16.51       66.24        9,958           2.19                  (1.17)                 3.45                 (2.43)
   16.65       67.15        5,942           1.04                  (0.07)                 2.30                 (1.33)
   16.59       66.67          236           1.54                  (0.59)                 2.80                 (1.85)

  $10.13        1.30%     $ 8,204           1.44%                 (0.27)%               14.15%               (12.98)%
   10.18        1.80          520           2.19                  (1.04)                14.90                (13.75)
   10.10        1.00          256           2.19                  (1.12)                14.90                (13.83)
   10.13        1.30        5,223           1.04                   0.39                 13.75                (12.32)
   10.12        1.20            2           1.54                   0.03                 14.25                (12.68)
---------------------------------------------------------------------------------------------------------------------------

  Portfolio
turnover rat(d)

   67.45%
   67.45
   67.45
   67.45
   67.45

   26.53%
   26.53
   26.53
   26.53
   26.53

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Growth Opportunities Fund

          An Investment Idea for the Long Term

          Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

          Goldman Sachs Growth Opportunities Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.


          Target Your Needs

          The Goldman Sachs Growth Opportunities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Fund

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY


                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Growth
                                               Opportunities
                                               Fund


                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Growth Opportunities Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                             OFFICERS
Ashok N. Bakhru, Chairman            Douglas C. Grip, President
David B. Ford                        Jesse H. Cole, Vice President
Douglas C. Grip                      James A. Fitzpatrick, Vice President
John P. McNulty                      Nancy L. Mucker, Vice President
Mary P. McPherson                    John M. Perlowski, Treasurer
Alan A. Shuch                        Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                Michael J. Richman, Secretary
William H. Springer                  Howard B. Surloff, Assistant Secretary
Richard P. Strubel                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Growth Opportunities Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-514                                         GROPPSAR/9.5K/4-00